Exhibit 99.1

Press Release

Shea Development Corp. Signs Agreement to Acquire Bravera Inc.
Thursday April 26, 2007

Acquisition Will Create a New Emerging Leader in the Real-Time On-demand Business Process Management Space

DALLAS—(BUSINESS WIRE)—Shea Development Corp., (OTCBB:SDLP - News), (“SDC”) an emerging leader in the business process automation and content delivery space, today announced that it will acquire Bravera, Inc., an enterprise-level, on-demand business process and content management company, in a cash and stock transaction. Financial terms were not disclosed.

The acquisition broadens SDC’s presence in the business process management (BPM) and content management market. The addition of Bravera will enable SDC to deliver complex, leading-edge technology solutions while further leveraging the companies’ joint customer base, consulting resources and product development capabilities.

Bravera provides a robust suite of hosted BPM and content management solutions for today’s business problems. Taking advantage of an on-demand delivery platform, Bravera’s product suite which include Bravera Process Director(TM), RAPID Workplace(TM) and Bravera Content Director(TM), delivers rapid deployments, significant ROI and faster workflow capabilities with an easy to maintain model that is unique to the BPM industry.

“With the addition of Bravera to our business innovation platform, SDC is now in a unique position to deliver greater value to our combined enterprise-class customers. Our solutions enable our customers to make better decisions faster by improving their enterprise’s ability to manage critical business processes, reduce expenditures, improve efficiency and provide world-class customer service,” said Frank Wilde, chairman and chief executive officer of Shea Development Corp. “In addition, the strengths of the combined companies will allow us to forge new relationships in the government, military, commercial and utility markets, enabling us to deliver highly secure state-of-the-art on-demand BPM solutions to our new and existing customers.”

Christopher Watson, chief executive officer of Bravera, said, “We are very excited to be a part of this emerging enterprise. Over the past five years we have focused on providing products which exceed our customers’ expectations for robustness and ease of use. Our solutions which are deployed to over 80,000 users worldwide are scalable and provide the best of both worlds, combining ease of use with supportability. Bravera’s products are used around the world by commercial and government organizations supporting their mission-critical business processes. Joining forces with SDC, Bravera will accelerate our success, leveraging the financial resources and professional acumen of Shea Development.”

Shea Development also signed an agreement to acquire Riptide Software, an enterprise grade custom software and systems development company with a strong track record of delivering mission-critical, zero-defect engagements on custom, mid- to large-scale software systems for government and commercial customers using the latest technologies.

“As we continue to execute on our growth strategy and consummate the acquisitions of Riptide and Brevara, we will leverage the strengths of SDC, Riptide and Bravera to deliver enterprise class ‘On Demand’ mission-critical business solutions,” said Frank Wilde, chairman and chief executive officer of Shea Development Corp.

The transaction is subject to customary closing conditions, including regulatory approvals and the approval of SDC’s shareholders. The transaction is expected to close in the second calendar quarter of 2007.

About Shea Development Corp.

Shea Development Corp. (OTCBB:SDLP - News) develops business process automation (BPA) and business process management (BPM) software to integrate, assemble and optimize available IT assets to drive business process productivity, reliability and security. SDC is in the process of developing an innovative, enterprise class business integration platform that incorporates proven integration technologies with next generation capabilities into a real-time, on-demand solution that delivers a unique combination of efficiency, agility and control. SDC is an emerging leader in this industry and has a commitment to deliver tangible business value to its customers. SDC serves customers in the commercial and utility markets through its subsidiary, Information Intellect, Inc. located in Marietta, Georgia and Fort Worth, Texas. For more information visit www.infointellect.com.

About Bravera

Bravera products provide organizations with affordable, easy to deploy and support solutions that scale to large enterprise requirements. Bravera clients include commercial and government accounts in all sectors of the economy. Bravera solutions address the problems of tracking, distributing, and processing paperwork. Bravera partners with leading service providers to implement its suite of software products. Bravera products are ready to be installed and are available both commercially and on the GSA schedule (Contact Number GS35FO792J).

About Riptide Software

The Company maintains a staff of recognized experts in their respective fields, utilizing the latest in industry hardware, software and development techniques to transform the “impossible” into “reality.” The company was CMMI Certified, level 3 in November of 2006 based on a Standard CMMI Based Appraisal Method for Process Improvement (SCAMPI). The Company utilizes object-oriented and component-based development techniques to produce elegant, reliable and cost effective solutions. Company technology strengths feature large-scale 3 tier architectures and Service Oriented Architectures employing state-of-the-art graphical user interfaces showcasing the latest in .NET, Java, and web-enabled technologies. The Company specializes in providing enterprise level turnkey solutions to the United States Army and Department of Defense, Commercial Customers in the Hospitality industry, and Interactive Multimedia Instruction for multiple applications. For more information visit www.riptide.com.

Bravera(TM) is a trademark of Intellectus, LLC and all other trademarks are the property of their respective owners.

FORWARD-LOOKING STATEMENTS:

This press release may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or future financial performance and involve known and unknown risks and uncertainties that may cause actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “anticipate,” “expect,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies.

Some of the things that could cause actual results to differ from expectations are: a lack of Shea operating history; the uncertainty of success of our acquisition strategy to grow the Company; uncertainty of our ability to successfully integrate acquired companies into Shea; dependence upon the utility industry as well as federal, state and local agencies which experience volatility in funding budgets and sales cycles that may be lengthy and unpredictable; uncertainties related to the issuance of patents under application with the United States Patent and Trademark Office; the possibility of other intellectual property rights held by third parties related to the technology; uncertainty of product development and acceptance; changes in the information technology spending trends; the uncertainty that the company’s prospective sales pipeline will result in final contracts; the potential changes in the buying decision makers during a customer purchasing cycle; the complexities in scope and timing for finalization of contracts; the fluctuations in product delivery schedules; uncertainty of ability to compete effectively in a new market; the uncertainty of profitability and cash flow of Shea; intellectual property rights and dependence on key personnel; economic conditions; the continued impact of terrorist attacks, global instability and potential U.S. military involvement; the competitive environment and other trends in the company’s industry; the effects of inflation; changes in laws and regulations; changes in the company’s business plans; interest rates and the availability of financing; liability, legal and other claims asserted against the company; labor disputes; and the company’s ability to attract and retain qualified personnel.

For a discussion of these and other risk factors, see the company’s Current Report on Form 8-K filed on March 8, 2007. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. The company operates in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on the company’s business or events described in any forward-looking statements. The company disclaims any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results.

Contact:

Shea Development Corp.

Richard Connelly, 469-951-9584

rconnelly@infointellect.com

or

Investor Relations contact:

The Blueshirt Group

Stacie Bosinoff, 415-217-7722

stacie@blueshirtgroup.com